Fees Summary	Nov. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 96,227,500.00
Previously Paid Amount	0.00
Total Fee Amount	8,371.79
Total Offset Amount	0.00
Net Fee	$ 8,371.79